 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   February 17, 2010

NXT Nutritionals Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-147631
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

56 Jackson Street
Holyoke, MA 01040
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(413) 533-9300
 (ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 17, 2010 (the “Closing Date”), pursuant to a Securities Purchase Agreement,  NXT Nutritional Holdings, Inc. (hereinafter referred to as the “Company”, “we,” “us” or “our”)  completed an initial closing of a private offering (the “Offering”) for total subscription proceeds of $2,350,000 from a maximum offering amount of $6,000,000 through the issuance of (i) 0% Original Issue Discount Senior Secured Convertible Notes (the “Notes”) convertible into shares of the Company’s common stock at a conversion price of $1.00 per share (the “Conversion Price”) and (ii) a number of five-year warrants (the “Warrants”) exercisable into a number of shares of common stock equal to 100% of the number of common shares underlying the Notes at an exercise price of $1.25 per share to certain accredited investors (the “Investors”).  The principal amount of each Note is 115% of the subscription proceeds received.

The Company shall have the optional redemption right to redeem some or all of the then outstanding principal amount of the Notes (the “Principal Amount”) in the event of a change of control, provided, that such change of control occurs after the earlier of the date that (1) all of the Registrable Securities (defined below) have been registered for resale pursuant to a Registration Statement (defined below) or (b) all of the Registrable Securities (defined below) may be sold pursuant to Rule 144 promulgated under the Securities Act of 1933 (the “Securities Act”) (the “Effective Date”).  In addition, on the first day of each month, commencing immediately upon the earlier of (1) the first such date immediately following the Effective Date, and (2) August 17, 2010 (the “Monthly Redemption Date”), the Company shall redeem 1/9 of the outstanding Principal Amount in cash or in shares of the Company’s common stock at a conversion price equal to the lesser of (1) the Conversion Price or (2) 85% of the average of the VWAPs for 20 consecutive trading days ending on the trading day immediately prior to the applicable Monthly Redemption Date, provided that certain conditions are met.

In the event of default as set forth in the Notes (the “Event of Default”), at the Investor’s election, the then outstanding Principal Amount, plus accrued but unpaid liquidated damages and other amounts owing through the date of the Event of Default shall become due and payable in cash in the amount equal to (1) 105% of the then outstanding Principal Amount and (2) all other amounts, costs, expenses and liquidated damages due in respect of the Notes.

The number of common shares to be received upon the exercise or conversion of the Warrants and Notes are subject to adjustment upon the occurrence of certain events, such as stock splits, stock dividends, our recapitalization or the issuance of shares at a lower price per share than the Conversion Price.

In connection with the closing of the Offering, we also granted the Investors a security interest in the Company’s assets as collateral as set forth in the Security Agreement dated the Closing Date. Furthermore, on the Closing Date, our subsidiaries also entered into a Subsidiary Guarantee Agreement to guarantee the Investors prompt and complete payment and performance when the obligations set forth in the Subsidiary Guarantee are due.

Pursuant to the Registration Rights Agreement dated as of the Closing Date, we agreed to register 100% of the common shares underlying the Notes and Warrants (the “Registrable Securities”) on a Form S-1 (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”) within thirty (30) calendar days after the Closing Date (the “Filing Date”) and use our best efforts to have it declared effective within 180 calendar days after the Closing Date.  In the event that the total number of the Registrable Securities exceeds the limitation imposed by the SEC staff under Rule 415, the number of Registrable Securities to be registered will be reduced first by the common shares underlying the Warrants. Subject to the terms of the Registration Rights Agreement, upon the occurrence of any event that shall incur liquidated damages (the “Event”), including, but not limited to, that the initial Registration Statement is not filed prior to the Filing Date, we fail to file a pre-effective amendment and otherwise respond in writing to SEC comments on the Registration Statement within thirty (30) calendar days upon receipt of such comments, and the initial Registration Statement including the Registrable Securities permitted by Rule 415 is not declared effective by the Effectiveness Date, (A) we shall pay to each Investor an amount in cash, as partial liquidated damages, equal to 0.5% of the aggregate purchase price paid by each Investor on each Event Date defined in the Registration Rights Agreement (the “Event Date”), and (B) on each monthly anniversary of the Event Date until the Event is cured, we shall pay to each Investor an amount in cash, equal to 1.0% of the aggregate purchase price paid by such Investor, subject to the maximum amount of 6.0% of the aggregate subscription amount paid by such Investor pursuant to the Securities Purchase Agreement.

Copies of the Securities Purchase Agreement, Form of Note, Form of Warrant, Security Agreement, Subsidiary Guarantee Agreement and Registration Rights Agreement are incorporated herein as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information pertaining to the sale of the Notes and Warrants in Item 1.01 is incorporated herein by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities

The information pertaining to the sale of Notes and Warrants in Item 1.01 is incorporated herein by reference in its entirety.

Pursuant to the Securities Purchase Agreements, on February 17, 2010, we issued to the Investors Notes that are convertible into an aggregate of 2,702,500 common shares and Warrants to purchase an aggregate of 2,702,500 common shares, at an exercise price of $1.25 per share, as well as Warrants to purchase 540,500 common shares to the placement agent. Such securities were not registered under the Securities Act. The issuance of these securities was exempt from registration under the safe harbor provided by Regulation D Rule 506 and Section 4(2) of the Securities Act. We made this determination based on the representations of Investors, which included, in pertinent part, that such shareholders were either (a) “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, or (b) not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S under the Act, and upon such further representations from the Investors that (a) the Investor is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (b) the Investor agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (c) the Investor has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (d) the Investor had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (e) the Investor has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

Item 9.01Financial Statement and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Securities Purchase Agreement dated February 17, 2010

10.2	Form of Note.

10.3	Form of Warrant.

10.4	Security Agreement dated February 17, 2010.

10.5	Subsidiaries Guarantee Agreement dated February 17, 2010.

10.6	Registration Rights Agreement dated February 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NXT Nutritionals Holdings, Inc.
Date: February 17, 2010	By:	/s/ Francis McCarthy
Name: Francis McCarthy
Title: President and Chief Executive Officer

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